Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
			Shares	Market Value ($000)
Common Stocks (97.8%)
Communication Services (2.9%)
		Alphabet Inc. Class A	137,713	26,427
Consumer Discretionary (12.5%)
		TJX Cos. Inc.	373,401	46,500
		McDonald's Corp.	145,209	43,573
		Home Depot Inc.	68,069	25,016
				115,089
Consumer Staples (8.1%)
		Coca-Cola Co.	585,177	39,728
		Procter & Gamble Co.	230,246	34,645
				74,373
Financials (24.2%)
		Mastercard Inc. Class A	75,015	42,494
		S&P Global Inc.	75,569	41,646
		Marsh & McLennan Cos. Inc.	190,789	38,005
		American Express Co.	116,396	34,839
		Chubb Ltd.	124,228	33,050
		Visa Inc. Class A	94,930	32,795
				222,829
Health Care (12.6%)
		Danaher Corp.	183,719	36,222
		Stryker Corp.	86,003	33,776
		Eli Lilly & Co.	42,761	31,646
		Zoetis Inc.	101,589	14,811
				116,455
Industrials (8.2%)
		Northrop Grumman Corp.	69,539	40,097
		Honeywell International Inc.	160,461	35,678
				75,775
Information Technology (24.6%)
		Microsoft Corp.	89,720	47,866
		Intuit Inc.	55,202	43,341
		Broadcom Inc.	146,541	43,039
		Texas Instruments Inc.	197,689	35,793
		Accenture plc Class A	110,031	29,389
		Apple Inc.	130,534	27,095
				226,523
Materials (4.7%)
		Linde plc	94,168	43,342
Total Common Stocks (Cost $746,779)				900,813
		Coupon
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[1]	Vanguard Market Liquidity Fund (Cost $20,085)	4.367%	200,883	20,086
Total Investments (100.0%) (Cost $766,864)				920,899
Other Assets and Liabilities—Net (0.0%)				(278)
Net Assets (100%)				920,621
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2025, 100% of the market value of the fund's investments was determined based on Level 1 inputs.